Exhibit 4.1

Execution Version

AMAZON.COM, INC.

OFFICERS’ CERTIFICATE ESTABLISHING THE TERMS OF NOTES

May 12, 2021

We, Antonio Masone and Michael D. Deal, the Treasurer and the Vice President & Associate General Counsel and Assistant Secretary, respectively, of Amazon.com, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), do hereby certify in the name of and on behalf of the Company as follows:

1.    The Underwriting Agreement, dated May 10, 2021 (the “Underwriting Agreement”), among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as managers of the several underwriters named in Schedule II therein (collectively, the “Underwriters”), in the form executed by Antonio Masone and the transactions contemplated thereby are hereby approved and ratified in all respects.

2.    The Prospectus of the Company dated June 1, 2020, as supplemented by the Preliminary Prospectus Supplement dated May 10, 2021, the Free Writing Prospectus dated May 10, 2021 and the Final Prospectus Supplement dated May 10, 2021, and the offering of securities contemplated thereby, is hereby approved and ratified in all respects.

3.    Pursuant to Section 2.1 of the Indenture, dated as of November 29, 2012 and entered into pursuant to the Trust Indenture Act of 1939, as amended (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as indenture trustee (the “Trustee”), this Officers’ Certificate hereby establishes the terms of each series of Notes (as defined below) pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). The undersigned have read the provisions of the Indenture relating to the establishment of the series of securities to be authenticated and delivered thereunder, including Sections 2.1, 2.2, 2.3, 10.3, and 10.4 and the definitions related thereto, as well as such other documents as they have deemed necessary or appropriate, and otherwise made such examination or investigation as is necessary, to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with. Capitalized terms used but not defined in this Officers’ Certificate are used as defined in the Indenture.

4.    The review of such provisions was undertaken in order to permit the undersigned to certify whether all conditions precedent (including any covenants, compliance with which constitute conditions precedent) provided for in the Indenture, for the establishment of the Notes as eight separate series of securities, the form and terms of which are set forth below, and the authentication and delivery thereof have been complied with.

5.    Accordingly, in the opinion of the undersigned, all conditions precedent under the Indenture to the execution, authentication, and the delivery of the Securities have been complied with.

6.    There is hereby established the following series of securities of the Company for issuance under the Indenture as follows:

(a)

The titles of such series of Securities shall be the “0.250% Notes due 2023” (the “2023 Notes”), “0.450% Notes due 2024” (the “2024 Notes”), “1.000% Notes due 2026” (the “2026 Notes”), “1.650% Notes due 2028” (the “2028 Notes”), the “2.100% Notes due 2031” (the “2031 Notes”), the “2.875% Notes due 2041” (the “2041 Notes”), the “3.100% Notes due 2051” (the “2051 Notes”), and the “3.250% Notes due 2061” (the “2061 Notes” and together with the 2023 Notes, the 2024 Notes, the 2026 Notes, the 2028 Notes, the 2031 Notes, the 2041 Notes, and the 2051 Notes, collectively, the “Notes”).

(b)

The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture shall be $1,000,000,000 aggregate principal amount of the 2023 Notes, $2,500,000,000 aggregate principal amount of the 2024 Notes, $2,750,000,000 aggregate principal amount of the 2026 Notes, $2,250,000,000 aggregate principal amount of the 2028 Notes, $3,000,000,000 aggregate principal amount of the 2031 Notes, $2,000,000,000 aggregate principal amount of the 2041 Notes, $3,250,000,000 aggregate principal amount of the 2051 Notes, and $1,750,000,000 aggregate principal amount of the 2061 Notes (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6, and 9.6 of the Indenture).

(c)

The principal amount of the outstanding 2023 Notes shall be payable on May 12, 2023 (the “2023 Stated Maturity”), 2024 Notes shall be payable on May 12, 2024 (the “2024 Stated Maturity”), 2026 Notes shall be payable on May 12, 2026 (the “2026 Stated Maturity”), 2028 Notes shall be payable on May 12, 2028 (the “2028 Stated Maturity”), 2031 Notes shall be payable on May 12, 2031 (the “2031 Stated Maturity”), 2041 Notes shall be payable on May 12, 2041 (the “2041 Stated Maturity”), 2051 Notes shall be payable on May 12, 2051 (the “2051 Stated Maturity”), and 2061 Notes shall be payable on May 12, 2061 (the “2061 Stated Maturity,” and together with the 2023 Stated Maturity, the 2024 Stated Maturity, the 2026 Stated Maturity, the 2028 Stated Maturity, the 2031 Stated Maturity, the 2041 Stated Maturity, and the 2051 Stated Maturity, the “Stated Maturities”).

(d)

The 2023 Notes shall bear interest at the rate of 0.250% per annum, 2024 Notes shall bear interest at the rate of 0.450% per annum, 2026 Notes shall bear interest at the rate of 1.000% per annum, the 2028 Notes shall bear interest at the rate of 1.650% per annum, the 2031 Notes shall bear interest at the rate of 2.100% per annum, the 2041 Notes shall bear interest at the rate of 2.875% per annum, the 2051 Notes shall bear interest at the rate of 3.100% per annum, and the 2061 Notes shall bear interest at the rate of 3.250% per annum.

(e)

Interest on the Notes issued on the date hereof shall accrue from May 12, 2021. Interest on each series of the Notes shall be payable semi-annually in arrears each May 12 and November 12 (each, an “Interest Payment Date”), beginning on November 12, 2021 to the holders of record as of the close of business on each April 27 and October 28, as the case may be, next preceding the relevant Interest Payment Date, except that the Company will pay interest at the Stated Maturity of the Notes to the person or persons to whom principal is payable. Interest on the Notes will be paid on the basis of a 360-day year comprised of twelve 30-day months.

If any day on which interest is payable on the Notes is not a Business Day, the payment of the interest payable on that date will be made on the next date that is a Business Day, without any interest or other payment in respect of the delay, with the same force and effect as if made on the scheduled payment date.

(f)

The place or places where the principal of and interest on the Notes shall be payable, where they may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company may be served in respect of the Notes and the Indenture shall be the Corporate Trust Office of the Trustee, or at any other place as the Company may designate.

(g)

Any series of the Notes may be redeemed in whole at any time or in part from time to time prior to the applicable Par Call Date (as defined herein) (or in the case of the 2023 Notes and the 2024 Notes, at any time prior to the 2023 Stated Maturity and the 2024 Stated Maturity, respectively) at the Company’s option (the date of such redemption, the “Make-Whole Redemption Date”), at a redemption price equal to the greater of: (i) 100% of the principal amount of the applicable series of Notes to be redeemed, and (ii) the sum, as determined by the Company based on the Reference Treasury Dealer Quotations (as defined below), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed (A) in the case of the 2023 Notes and the 2024 Notes, from the Redemption Date to the 2023 Stated Maturity and the 2024 Stated Maturity, respectively, and (B) in the case of the 2026 Notes, the 2028 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes, and the 2061 Notes, that would have been payable in respect of such Notes calculated as if the applicable Stated Maturity was the applicable Par Call Date (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date), in each case, discounted from the scheduled payment dates to the Make-Whole Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 2.5 basis points in the case of the 2023 Notes, plus 2.5 basis points in the case of the 2024 Notes, plus 5.0 basis points in the case of the 2026 Notes, plus 7.0 basis points in the case of the 2028 Notes, plus 10.0 basis points in the case of the 2031 Notes, plus 12.5 basis points in the case of the 2041 Notes, plus 15.0 basis points in the case of the 2051 Notes, and plus 15.0 basis points in the case of the 2061 Notes. Accrued and unpaid interest on the principal amount being redeemed will be paid up to, but excluding, the Make-Whole Redemption Date.

Commencing on the applicable Par Call Date, the Company may redeem the 2026 Notes, the 2028 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes, and the 2061 Notes, in whole at any time or in part from time to time, at our option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”). The Company shall be responsible for calculating the applicable redemption price.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

If money sufficient to pay the redemption price of and accrued interest on the series of Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date, then on and after the Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption and such Notes will cease to be outstanding. If any Redemption Date is not a Business Day, the Company will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

If fewer than all of the Notes of a series are to be redeemed, the Trustee will select the Notes of such series to be redeemed by lot, in accordance with the Depository Trust Company’s (“DTC”) applicable procedures unless otherwise required by law or applicable stock exchange. Notes of $2,000 principal amount or less will not be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in this Officers’ Certificate, shall be set forth in an Officers’

Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes of a series in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Company shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

“Comparable Treasury Issue” means, with respect to the Notes of a series, the United States Treasury security selected by a Reference Treasury Dealer appointed by the Company as being the most recently issued United States Treasury security having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming, in the case of the 2026 Notes, the 2028 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes, and the 2061 Notes, that such Notes to be redeemed matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the notes (assuming, in the case of the 2026 Notes, 2028 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes, and the 2061 Notes, that such Notes matured on the applicable Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, (ii) if the Company obtains fewer than five such Reference Treasury Dealer Quotations, then the average of all such quotations shall be used, or (iii) if only one Reference Treasury Dealer Quotation can reasonably be obtained by the Company, such quotation shall be used.

“Par Call Date” means, in the case of the 2026 Notes, April 12, 2026 (the date that is one month prior to the 2026 Stated Maturity), in the case of the 2028 Notes, March 12, 2028 (the date that is two months prior to the 2028 Stated Maturity), in the case of the 2031 Notes, February 12, 2031 (the date that is three months prior to the 2031 Stated Maturity), in the case of the 2041 Notes, November 12, 2040 (the date that is six months prior to the 2041 Stated Maturity), in the case of the 2051 Notes, November 12, 2050 (the date that is six months prior to the 2051 Stated Maturity), and, in the case of the 2061 Notes, November 12, 2060 (the date that is six months prior to the 2061 Stated Maturity).

“Reference Treasury Dealer” means each of J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, and their respective successors and two other nationally recognized investment banking firms that are primary U.S. Government securities dealers in the United States (a “Primary Treasury Dealer”) specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by each Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date.

(h)	The Notes shall be issuable in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

(i)	The Notes shall be issued in the form of one or more Global Securities.

(j)	The Depositary shall be DTC.

(k)	The amount of payments of principal or interest shall not be determined with reference to an index, formula, or other similar method.

(l)	The provisions of Section 8.1 of the Indenture shall apply to the Notes.

(m)

The Notes shall be Unrestricted Securities and shall be registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended.

(n)	The principal of and interest on the Notes shall be payable only in Dollars.

(o)	The Notes shall not be convertible into common stock of the Company.

(p)

The terms of the 2023 Notes, 2024 Notes, 2026 Notes, the 2028 Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes, and the 2061 Notes shall include such other terms as set forth in the form of 2023 Note, form of 2024 Note, form of 2026 Note, form of 2028 Note, form of 2031 Note, form of 2041 Note, form of 2051 Note, and form of 2061 Note, respectively, attached hereto as Exhibits A, B, C, D, E, F, G, and H.

7.    This Officers’ Certificate and any other documents delivered in connection with this transaction shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law; (ii) an original manual signature; or (iii) a scanned manual signature. Each electronic signature or scanned manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon and shall have no liability with respect to a scanned or other electronic signature of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Officers’ Certificate may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the date first written above.

AMAZON.COM, INC.

By:	/s/ Antonio Masone
Name: Antonio Masone
Title: Vice President and Treasurer

By:	/s/ Michael D. Deal
Name: Michael D. Deal
Title: Vice President & Associate General Counsel and Assistant Secretary

[Signature page to the Officers’ Certificate (Indenture)]

Exhibit A

Form of 2023 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

0.250% Notes due 2023

No.	CUSIP No. 023135BV7
ISIN No. US023135BV77
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                     on May 12, 2023 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:             , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

0.250% Notes due 2023

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 0.250% Notes due 2023 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to maturity (the date of such redemption, the “Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed from the Redemption Date to the Stated Maturity (not including any portion of such payments of interest accrued as of the Redemption Date) discounted from the scheduled Interest Payment Dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 2.5 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit B

Form of 2024 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

0.450% Notes due 2024

No.	CUSIP No. 023135BW5
ISIN No. US023135BW50
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                  on May 12, 2024 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:             , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

0.450% Notes due 2024

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 0.450% Notes due 2024 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to maturity (the date of such redemption, the “Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed from the Redemption Date to the Stated Maturity (not including any portion of such payments of interest accrued as of the Redemption Date) discounted from the scheduled Interest Payment Dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 2.5 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit C

Form of 2026 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

1.000% Notes due 2026

No.	CUSIP No. 023135BX3
ISIN No. US023135BX34
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                      on May 12, 2026 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:             , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

1.000% Notes due 2026

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 1.000% Notes due 2026 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to April 12, 2026 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes to be redeemed calculated as if the maturity date of such Notes was April 12, 2026 (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date) discounted from the scheduled Interest Payment Dates to the Make-Whole Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 5.0 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Make-Whole Redemption Date.

Commencing on April 12, 2026, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit D

Form of 2028 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

1.650% Notes due 2028

No.	CUSIP No. 023135BY1
ISIN No. US023135BY17
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                  on May 12, 2028 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:             , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

1.650% Notes due 2028

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 1.650% Notes due 2028 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period

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beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to March 12, 2028 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes to be redeemed calculated as if the maturity date of such Notes was March 12, 2028 (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date) discounted from the scheduled Interest Payment Dates to the Make-Whole Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 7.0 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Make-Whole Redemption Date.

Commencing on March 12, 2028, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit E

Form of 2031 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

2.100% Notes due 2031

No.	CUSIP No. 023135BZ8
ISIN No. US023135BZ81
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                  on May 12, 2031 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:            , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

2.100% Notes due 2031

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 2.100% Notes due 2031 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to February 12, 2031 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes to be redeemed calculated as if the maturity date of such Notes was February 12, 2031 (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date) discounted from the scheduled Interest Payment Dates to the Make-Whole Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 10.0 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Make-Whole Redemption Date.

Commencing on February 12, 2031, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit F

Form of 2041 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

2.875% Notes due 2041

No.	CUSIP No. 023135CA2
ISIN No. US023135CA22
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                      on May 12, 2041 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:             , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

2.875% Notes due 2041

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 2.875% Notes due 2041 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to November 12, 2040 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes to be redeemed calculated as if the maturity date of such Notes was November 12, 2040 (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date) discounted from the scheduled Interest Payment Dates to the Make-Whole Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 12.5 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Make-Whole Redemption Date.

Commencing on November 12, 2040, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit G

Form of 2051 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

3.100% Notes due 2051

No.	CUSIP No. 023135CB0
ISIN No. US023135CB05
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                  on May 12, 2051 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:            , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

3.100% Notes due 2051

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.100% Notes due 2051 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to November 12, 2050 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes to be redeemed calculated as if the maturity date of such Notes was November 12, 2050 (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date) discounted from the scheduled Interest Payment Dates to the Make-Whole Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 15.0 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Make-Whole Redemption Date.

Commencing on November 12, 2050, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee

Exhibit H

Form of 2061 Note

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

AMAZON.COM, INC.

3.250% Notes due 2061

No.	CUSIP No. 023135CC8
ISIN No. US023135CC87
$

AMAZON.COM, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                  on May 12, 2061 (the “Stated Maturity”).

Interest Payment Dates: May 12 and November 12 (each, an “Interest Payment Date”), commencing on November 12, 2021.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein (the “Note”), which will for all purposes have the same effect as if set forth at this place.

Signature Page Follows

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

AMAZON.COM, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:             , 2021.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

AMAZON.COM, INC.

3.250% Notes due 2061

1.	Interest.

Amazon.com, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 12, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, beginning on November 12, 2021. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.250% Notes due 2061 (the “Notes”) issued under the Indenture dated as of November 29, 2012 by and between the Issuer and the Trustee, as trustee (the “Indenture”) and the Officers’ Certificate dated as of May 12, 2021 establishing the terms of the Notes pursuant to Section 2.2 of the Indenture (the “Officers’ Certificate”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. §§77aaa-77bbbb) (the “TIA”), as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Where the Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes, the Registrar shall register the transfer or make the exchange if the requirements for such transactions set forth in the Indenture are met. The Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar shall be required (a) to issue, register the transfer of, or exchange the Notes for the period beginning at the opening of business fifteen days immediately preceding the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (b) to register the transfer of or exchange the Notes selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part.

5.	Amendment; Modification; Waiver.

The Indenture and the Notes may be amended or supplemented, and waivers may be obtained in accordance with the terms of the Indenture.

The Holders of a majority in principal amount of the Notes may waive any existing or past Default or Event of Default with respect to the Notes. Those Holders may not, however, waive any Default or Event of Default in any payment on the Notes.

Any amendment, supplement or waiver to the Notes made with the consent of Holders of the Notes, shall be made with respect to the Notes only, and not any other series of Securities.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole at any time or in part from time to time prior to November 12, 2060 (the date of such redemption, the “Make-Whole Redemption Date”) at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Issuer based on the Reference Treasury Dealer Quotations (as defined in the Officers’ Certificate), of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would have been payable in respect of such Notes to be redeemed calculated as if the maturity date of such Notes was November 12, 2060 (not including any portion of such payments of interest accrued as of the Make-Whole Redemption Date) discounted from the scheduled Interest Payment Dates to the Make-Whole Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Officers’ Certificate) plus 15.0 basis points, plus, in the case of (i) or (ii), accrued and unpaid interest up to, but excluding, the Make-Whole Redemption Date.

Commencing on November 12, 2060, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest up to, but excluding, the date of redemption (such date, and any Make-Whole Redemption Date, a “Redemption Date”).

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.

If any Redemption Date is not a Business Day, the Issuer will pay the redemption price on the next Business Day without any interest or other payment due to the delay.

On or after any Redemption Date, unless the Issuer defaults in payment of the redemption price, interest shall cease to accrue on the Notes or portions thereof called for redemption. On or before any Redemption Date, the Issuer shall deposit with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Notes to be redeemed on that date. If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed by lot, in accordance with DTC’s applicable procedures unless otherwise required by law or applicable stock exchange; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed in accordance with Section 10.1 of the Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price shall be set forth in an Officers’ Certificate (as such term is defined in the Indenture) of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable redemption price.

Notice of any redemption of the Notes in connection with a transaction or an event may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed. The Issuer shall provide written notice to the Trustee prior to the close of business two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt the Trustee shall provide such notice to each Holder of the Notes subject to such redemption notice in the same manner in which the notice of redemption was given.

7.	Defaults and Remedies.

If an Event of Default occurs and is continuing (other than an Event of Default referred to in Section 6.1(e) or (f) of the Indenture), the Trustee or the Holders of at least 25% in principal amount of the Notes may require the Issuer to pay immediately the principal amount plus accrued and unpaid interest on such Securities. If an Event of Default referred to in Section 6.1(e) or (f) of the Indenture occurs, the principal amount plus accrued and unpaid interest on such Series of Securities will become immediately due and payable without any action on the part of the Trustee or any Holder.

The Indenture permits, subject to certain limitations therein provided, Holders of a majority in principal amount of the outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including Zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Amazon.com, Inc. with full power of substitution in the premises.

Dated:
Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized officer of Trustee